Exhibit 99.1

Disclaimers

Forward Looking Statements

This presentation contains certain forward-looking statements that involve risks and uncertainties. Actual results and events may differ significantly from results and events discussed in forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” in our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may not be comparable to similar non-GAAP financial measures used by other companies. The most directly comparable financial measures calculated in accordance with GAAP and a reconciliation of GAAP to non-GAAP financial measures are provided at the end of this presentation.

Other

Unless otherwise specified, all information contained herein is provided as of September 30, 2013, except that all management guidance is as of November 12, 2013 (unchanged from that given on October 29, 2013).

Slide 2 of 115

SALES CHANNEL

EXPANSION RESEARCH+

DEVELOPMENT ACQUISITIONS

NEW SALES

GEOGRAPHIES

NICHE

PRODUCTS

Slide 3 of 115

TODAY’S FORMAT

Presentations

– Company & Segment Snapshots

– Positioning

– Growth Initiatives

Access Tours

– R&D Lab

– Manufacturing

Slide 4 of 115

TODAY’S AGENDA

Company

Americas Sales

Europe & ROW Sales

Surgeon’s Perspective

R&D and Regulatory

Acquisitions

Finance

Slide 5 of 115

POSITIONED for GROWTH

Outline

Company Snapshot

Positioning

Growth Initiatives

Slide 6 of 115

COMPANY SNAPSHOT

LMAT Highlights

11% growth, $63.1mm sales*

87 direct sales reps

Well-known vascular surgery brand

Acquisition and R&D strategy

Profitable, strong Balance Sheet

*Management Guidance, November 12, 2013

Slide 7 of 115

COMPANY SNAPSHOT

LMAT’s Strategy

Be the #1 provider of niche

MISSION: devices to vascular surgeons

CHANNEL & BRAND STRATEGY

Focused Call Point Niche Markets Growth Platform

Sales force expansion

R&D introductions

Acquisitions

Slide 8 of 115

POSITIONING

Focused Call Point: VASCULAR SURGEON

5,000 worldwide, performing OPEN and ENDO

PERIPHERAL ARTERY DISEASE

OPEN PROCEDURES

- Peripheral Bypass
- Carotid Endarterectomy
- Remote Endarterectomy
- Aortic Repair
- Dialysis Access
- Fistula Creation
- Embolectomy
- Vein Stripping

ENDO PROCEDURES

- Angioplasty
- Stenting
- EVAR
- Stent Graft Modeling
- Atherectomy
- Thrombectomy
- Vein Ablation
- Interventional Imaging

Slide 9 of 115

■ Procedures which use LMAT products

POSITIONING

Focused Call Point Benefits

WHY THE VASCULAR SURGEON?

- Vascular surgeon founder
- 30-yr history in the space
- Niche surgeon group
- Owns the patient
- Can do both open & endo

WHY PERIPHERAL PROCEDURES?

- $4 billion market
- Solid niche products
- ↑ Open opportunities
- ↑ Endo opportunities

LMAT is RIGHT SIZED

For VS Call Point

Slide 10 of 115

POSITIONING
Niche Markets


14 PRODUCT LINES
Addressable Market $800mm
NICHE MARKETS
87% of LMAT Sales
Biologic Patches
Embolectomy Catheters
ePTFE Vascular Grafts
RE Devices
Carotid Shunts
Polyester Vascular Grafts
Radiopaque Tape
Modeling Catheters
Valvulotomes
Powered Phlebectomy
Contrast Injectors
Vein Strippers
Anastomotic Clips
Occlusion Catheters

Slide 11 of 115

GROWTH INITIATIVES
87 Rep Direct Sales Force

SALES FOOTPRINT EXPANSION

- Rep growth: 36 at 2006 IPO to 87
- New Geographies: Canada and Export
- Distributor Buyouts: Australia, Norway Switzerland, Spain


REP GROWTH
NEW
GEOGRAPHIES
DISTRIBUTOR
BUYOUTS

Slide 12 of 115

GROWTH INITIATIVES
87 Rep Direct Sales Force


Americas Capacity: 60-65
Rep Count: 45


Europe Capacity: 40-50
Rep Count: 34


Japan Capacity: 10
Rep Count: 8

Worldwide capacity: 125-150
(Including 15-25 ROW)

Worldwide current rep count: 87

Slide 13 of 115

GROWTH INITIATIVES
Research & Development

PROJECT LAUNCHES

- New Products: *MultiTASC*
- New Products: *AlboSure*
- Next Gen: *1.5mm Valvulotome*


MULTITASC
1.5MM
VALVULOTOME
ALBOSURE

Slide 14 of 115

GROWTH INITIATIVES

Acquisitions

RECENT ACQUISITIONS

InaVein (August 2013) XENOSURE

New product line, US opportunity

Clinical Instruments (July 2013)

Market share w/ SKU expansion INAVEIN

XenoSure (October 2012)

Driving 40% of 2013 Growth

CLINICAL

INSTRUMENTS

Slide 15 of 115

GROWTH INITIATIVES

12% 10-yr Sales CAGR

$70

$60 63.1

$50 $

mm) $40

$

(

$30

$20

$10

$0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013*

Net Sales (Ex Stent Graft) Stent Graft Sales

Slide 16 of 115 *Management Guidance, November 12, 2013

GROWTH INITIATIVES

Solid Financial Base



Bottom Line Turnaround
Operating Profit ($mm)
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013*
$4.6
ACA tax
2013 YTD
CASH: $13.6mm
DEBT: $0.0mm
EBITDA: $5.2mm

*Management Guidance, November 12, 2013

Slide 17 of 115

AMERICAS SALES

Outline

- Americas Sales Snapshot
- Positioning
- Growth Initiatives

Slide 18 of 115

AMERICAS SALES SNAPSHOT

#1 Asset = Direct Sales Force

COMPANY*	US	EU & ROW	APPROX TOTAL	VASCULAR SURGEON FOCUSED
Maquet	120	75	195	✓
Gore	120	65	185	✓
Bard	100	75	175	✓
AngioDynamics	130	-	130	-
Cardiovascular Systems	130	-	130	-
Vascutek	65	60	125	✓
Endologix	80	20	100	✓
Atricure	60	30	90	-
Vascular Solutions	90	-	90	✓
LeMaitre Vascular	45	42	87	✓
Jotec	-	15	15	✓
Perouse	-	7	7	✓

Slide 19 of 115

*Values are of VS reps and are estimated based on 2012 Annual Reports, company publications and research analyst opinions & reports

AMERICAS SALES SNAPSHOT

Deep Sales Organization


Senior Vice President Sales Americas
Director of Sales Western US
Country Manager Canada
West
Midwest
South Central
Northeast
East
Mid-Atlantic
Southeast
South America

AMERICAS SALES SNAPSHOT

Broad Geographic Coverage

Americas capacity: 60-65

Americas current rep count: 45

Slide 21 of 115

AMERICAS SALES SNAPSHOT

Unique Rep Compensation Package

TIER A

44 of 45 REPS

Sales rep w/ no OR experience

$85k/yr W-2 Skill set aligns w/ mid-tech

(50% base salary, 50% commission) • Molding per “LMAT Way”

• Lower comp = more reps

Must increase area sales by $100k/yr Aggressive incentives/sales contests

6 month productivity ramp Favorable economics per rep

$140k/yr by year 3-4

Slide 22 of 115

AMERICAS SALES SNAPSHOT

Quarterly Sales Growth

US Growth Canada Growth

(Q/Q) (Q/Q)

45% 45%

30% 30%

15% 15%

0% 0%

-15% -15%

2011 2012 2012 2012 2012 2013 2013 2013 2011 2012 2012 2012 2012 2013 2013 2013

Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Slide 23 of 115

POSITIONING

Niche Markets = ASP Increase

12.0% Worldwide Price Hike*

10.0%

8.0%

6.0%

4.0%

2.0% Americas: 5%—6%

0.0%

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

YTD

Slide 24 of 115 *Approximate, in LMAT Direct Markets, prices raised annually

POSITIONING

Add Products w/out adding Overhead

Trivex System

Slide 25 of 115

POSITIONING

Deep Vascular Surgeon Relationships

2500 US Vascular Surgeons~

1 LeMaitre Sales Rep : 50 US Vascular Surgeons

Deep Relationships

Deep Bag: 14 Products

Slide 26 of 115

GROWTH INITIATIVES

Recent Product Additions

- Trivex System
  - 2012 Americas sales = $1.9mm
  - Previous distribution: 5-10 distributors



Trivex System

- Clinical Instruments
  - 2012 Americas sales = ~$350k
  - Previous distribution: 5 distributors



Embolectomy Catheters



Shunts

- XenoSure
  - Americas distribution began in 2009
  - Americas growth: Q3 2013 +36% (Q/Q)


XenoSure Americas Quarterly Sales
+36% Q/Q
$0.0mm
2009 Q1
2010 Q1
2011 Q1
2012 Q1
2013 Q1

Slide 27 of 115

GROWTH INITIATIVES

Fill in Regions with Additional Reps


Calgary
Winnipeg
Ontario
Quebec
Washington
Montana
North Dakota
Minnesota
South Dakota
Oregon
Idaho
Wyoming
Nebraska
Iowa
United States
Nevada
Utah
Colorado
Kansas
San Diego
Houston
Monterrey
Gulf of California
Gulf of Mexico

Americas capacity: 60-65

Americas current rep count: 45

Slide 28 of 115

GROWTH INITIATIVES

New Geographies

BRAZIL

Population: 200mm
Per Capita GDP: $12,000
Healthcare spend: 8%



MEXICO

Population: 115mm
Per Capita GDP: $17,000
Healthcare spend: 7%



PUERTO RICO

Population: 5mm
Per Capita GDP: $24,000
Healthcare spend: 2%



Slide 29 of 115

GROWTH INITIATIVES

GPOs/IDNs and OEMs

	GPOs/IDNs	OEMs
DEFINED	Leverage a group's purchasing power to obtain vendor discounts	Manufacture components for purchase, branding, and retailing by another company
OPPORTUNITY	~70% of US hospital purchases are through GPOs	Overhead rates ↓ Product profitability ↑
LMAT PRODUCTS	▪ Embolectomy catheters ▪ Polyester grafts and patches ▪ PTFE grafts ▪ Bovine patches	▪ Polyester grafts and patches ▪ PTFE grafts ▪ Latex & latex free balloons

Slide 30 of 115

EUROPE & ROW SALES

Outline

- Europe & ROW Sales Snapshot
- Positioning
- Growth Initiatives

Slide 31 of 115

EUROPE & ROW SALES SNAPSHOT

Direct Sales Rep Count

COMPANY*	US	EU & ROW	APPROX TOTAL	VASCULAR SURGEON FOCUSED
Maquet	120	75	195	✓
Gore	120	65	185	✓
Bard	100	75	175	✓
AngioDynamics	130	-	130	-
Cardiovascular Systems	130	-	130	-
Vascutek	65	60	125	✓
Endologix	80	20	100	✓
Atricure	60	30	90	-
Vascular Solutions	90	-	90	✓
LeMaitre Vascular	45	42	87	✓
Jotec	-	15	15	✓
Perouse	-	7	7	✓

*Values are of VS reps and are estimated based on 2012 Annual Reports, company publications and research analyst opinions & reports

Slide 32 of 115

EUROPE & ROW SALES SNAPSHOT

Sales Rep Org Chart President

International

Central Northern UK/ Spain/ Export

France Italy Japan Australia

Europe Europe Ireland Portugal Manager

EUROPE & ROW SALES SNAPSHOT

Sales Rep Geography

Europe Capacity: 40-50 Japan Capacity: 10

Rep Count: 34 Rep Count: 8

EU & ROW capacity: 65-80

EU & ROW current rep count: 42

Slide 34 of 115

EUROPE & ROW SALES SNAPSHOT
Sales Rep Compensation Profile

TIER A
22 of 34 EU REPS (Post Stent Graft Divestiture)

- Sales rep w/ no or little OR experience
- 55k €/yr W-2
  (70% base salary, 30% commission)
- Must increase area sales by 50k €/yr
- 9-12 month productivity ramp

- Skill set aligns w/ mid-tech
- Molding per "LMAT Way"
- Lower comp = more reps
- Aggressive incentives/sales contests
- Favorable economics per rep

Slide 35 of 115

EUROPE & ROW SALES SNAPSHOT
Quarterly Sales Growth

Europe Growth* (Q/Q)


30%
20%
10%
0%
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3

Japan Growth* (Q/Q)


30%
20%
10%
0%
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3

Slide 36 of 115

*Organic growth rates

EUROPE & ROW SALES SNAPSHOT

Quarterly Sales Growth: Switzerland

300%

250%

200%

150%

100%

50%

0%

-50%

-100%

2011 2012 2012 2012 2012 2013 2013 2013

Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Slide 37 of 115

POSITIONING

Niche Products & Direct Markets = ASP Increase

12.0% Worldwide Price Hike*

10.0%

8.0%

6.0%

4.0%

Europe: 1.0%—1.5%

2.0% Japan: (2.0%)

0.0%

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

YTD

Slide 38 of 115 *Approximate, in LMAT Direct Markets, prices raised annually

POSITIONING

Strategic Sales Force Model

Trivex System

New products # New overhead Deep Relationships

Slide 39 of 115

POSITIONING

Sales Force Rationalization

Stent Graft Exit Q3 2011

No clinical monitors

European Sales Force restructured

Renewed focus on core products

Slide 40 of 115

POSITIONING

Sales Force Rationalization

30% European Sales*

25%

20%

15%

10% Stent Graft Exit &

Xeno EU Launch

5%

0%

-5%

-10%

-15%

2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012 2013 2013 2013

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

Slide 41 of 115 *Organic growth rates

POSITIONING

Staffed Export Market Effort

1 Export Manager

40+ Distributors

40+ Export Markets

6% of WW Sales

31% Q3 Growth (y/y)

Current Export Markets

Slide 42 of 115

POSITIONING

GPO & Tenders Sales Ramping

	TENDERS/GPOs
DEFINED	Submit bids with product prices and quantities for 2- to 4-yr terms
OPPORTUNITY	~70% of healthcare business in major EU countries is through Tenders/GPOs
LMAT PRODUCTS	▪ Embolectomy catheters ▪ Polyester grafts ▪ PTFE grafts ▪ Bovine patches ▪ Shunts ▪ Valvulotomes

Slide 43 of 115

GROWTH INITIATIVES

Product Additions

- Clinical Instruments
  - 2012 EU Sales = ~$250k
  - Previous distribution: 9 distributors



Embolectomy Catheters



Shunts

- XenoSure
  - EU distribution began in Q2 2011
  - EU Growth: Q3 2013 +81% (Q/Q)


XenoSure Quarterly EU Sales
+81% Q/Q
$0.0mm
2011 Q2
2011 Q3
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3

Slide 44 of 115

GROWTH INITIATIVES

Fill in Regions with Additional Reps

Europe Capacity: 40-50 Japan Capacity: 10

Rep Count: 34 Rep Count: 8

EU & ROW capacity: 65-80

EU & ROW current rep count: 42

Slide 45 of 115

GROWTH INITIATIVES

New Geographies

CHINA

Population: 1,351mm

Per Capita GDP: $9,000

Healthcare spend: 5%

POLAND

Population: 39mm

Per Capita GDP: $21,000

Healthcare spend: 7%

PORTUGAL

Population: 11mm

Per Capita GDP: $24,000

Healthcare spend: 10%

Slide 46 of 115

GROWTH INITIATIVES

New Geographies: Australia Update

2013, Q3 Country manager appointed

2013, Q4 Melbourne office opens

Australia Capacity: 6

2014, Q1 Australian direct sales begin Rep Count: 0

2014, Q2

2014, Q3 2 sales reps to be hired

2014, Q4

2015, Q1

Slide 47 of 115

GROWTH INITIATIVES

Increase Export and Factory Direct

1 Export Manager

40+ Distributors

40+ Export Markets

6% of WW Sales

31% Q3 Growth (y/y)

Turkey

Tunisia Iraq

Israel Iran India

Vietnam Philippines

Indonesia

Near-term Export Markets

Slide 48 of 115

A VASCULAR SURGEON’S PERSPECTIVE

Outline

My background and CV

Experience with LeMaitre Vascular (LMAT)

– LMAT’s Competencies

– Products I Currently Use:

• Product: LeMaitre Valvulotome

• Product: Trivex

• Product: XenoSure

• Product: AlboGraft

Trends in Vascular Surgery

Slide 49 of 115

RUTH L. BUSH, M.D., J.D., M.P.H.

Curriculum Vitae

Board certified general and vascular surgery

– General surgery (1999): UC Davis Medical Center, Sacramento, CA

– Vascular Surgery (2001): Emory University Medical Center, Atlanta, GA

Interim Campus Vice Dean, Texas A & M College of Medicine, Bryan/

College Station, TX

Vascular Surgeon & Professor of Surgery, Central Texas VA Healthcare

System, Temple, TX

Trainer/ proctor/ speaker: Covidien—VNUS Medical, LeMaitre (formerly

InaVein)—Trivex

>100 presentations and >150 peer-reviewed publications

Editorial board: JVS, Perspectives in Vascular Surgery, Yearbook of Vascular

Surgery (assoc. editor), World Journal of Surgery, Journal of Endovascular

Therapy

Slide 50 of 115

EXPERIENCE w/ LMAT PRODUCTS

LMAT’s Competencies

Intraoperative support

Product quality & predictability

Sales rep responsiveness, trust, and knowledge

Deep Relationships

Slide 51 of 115

EXPERIENCE w/ LMAT PRODUCTS

Products I Currently Use

Valvulotome

Trivex System

Patches and Grafts

XenoSure Biologic Patch

LifeSpan ePTFE Graft

AlboGraft Polyester Graft

Embolectomy Catheters

Carotid Shunt

Contrast Injector (historical use)

Slide 52 of 115

EXPERIENCE w/ LMAT PRODUCTS

Valvulotome: Intro to Bypass

PERIPHERAL ARTERY DISEASE

BYPASS OPTIONS

- ePTFE (polytetrafluoroethylene)
- Polyester
- Cryovein
- Autologous vein

Best long term option, improved patency -
Lower infection rates -
Better size and quality -
Configuration: reversed or non-reversed vein, in situ -

Slide 53 of 115

EXPERIENCE w/ LMAT PRODUCTS

Valvulotome: Why Use Autologous Veins?

TASC II Recommendation
TransAtlantic Intersociety Consensus II Classification
Eur J Vasc Endovasc Surg 2007; 33, S1eS70

Table F7b. Randomized trials of types of conduits[206-209]

Above knee femoral popliteal bypass	5-year patency
Vein	74-76%
PTFE – polytetrafluoroethylene graft.	39-52%

Recommendation 40. Femoral below-knee popliteal and distal bypass

- An Adequate long (greater) saphenous vein is the optimal conduit in femoral below-knee popliteal and distal bypass [C]. In it's absence, another good-quality vein should be used [C].

Autologous veins have better long term patency than prosthetics

Slide 54 of 115

EXPERIENCE w/ LMAT PRODUCTS

Valvulotome: How It Works

Self-Sizing Expandable LeMaitre Valvulotome: 1.5mm to 6.0mm

Self-Centering

Over-the-Wire LeMaitre Valvulotome (2.0mm to 6.0mm)

Atraumatic

Effective

Wide blade range with sharp cutting blades

Self-sizing, self-centering Hoops

Slide 55 of 115

EXPERIENCE w/ LMAT PRODUCTS

Valvulotome: How It Works

Slide 56 of 115

EXPERIENCE w/ LMAT PRODUCTS

Trivex: Intro to Venous Disease

ABNORMAL VENOUS ANATOMY



Varicose Veins	Swollen Leg	Skin Changes	Skin Ulcer
20+ million	6 million	1 million	500,000

Photos courtesy of Rajabrata Sarkar, MD, PhD.

Slide 57 of 115

EXPERIENCE w/ LMAT PRODUCTS

Trivex: Varicose Vein Prevalence

 # Affected

Globally: 0.7 – 1.4bn
US: 25 – 40mm
Males: 15%
Females: 30%

4-5x more Common v. Arterial Disease

- Most are untreated
- Many are uneducated about options
- Many fear treatment more than the disease

Costly

$150mm - $1bn/yr
>2mm work days lost/yr

Indications

Range: Simple to Severe
Generally Progressive

Risk Factors

Standing vocation
Leg injury
Surgery
Genetics
Pregnancy

Everyone Is Susceptible



Ref 1: Heit JA, Rooke TW, Silverstein MD, et al. Trends in the incidence of venous stasis syndrome and venous ulcer: a 25-year population-based study. J Vasc Surg 2001; 33:1022-1027.
Ref 2: Baker SR, Stacey MC, Jopp-McKay AG, Hoskin SE, Thompson PJ. Epidemiology of chronic veonus ulcers. Br J Surg 1991; 78:864-867
Ref 3: Staffa R. Chronic venous insufficiency – epidemiology. Bratis Lek Lisy 2002; 103 (4-5): 166-188.

Slide 58 of 115

EXPERIENCE w/ LMAT PRODUCTS

Trivex: How It Works

1 2 3

Hydrodissection Transillumination Resection

Slide 59 of 115

EXPERIENCE w/ LMAT PRODUCTS

Trivex: Clinical Results

Pre-op Day 2 Week 6

Slide 60 of 115

EXPERIENCE w/ LMAT PRODUCTS

Trivex: Clinical Advantages



Transilluminated Powered Phlebectomy Surgery for Varicose Veins: A Review of 339 Consecutive Patients

- Excellent outcomes
  99.7% patient-reported positive feedback
- Shorter procedure times
  19.7 min avg procedure time
- Fewer small (2 – 3mm) incisions
- No sutures
- Minimal recurrence rate
- Better visualization of varicosities

Franz RW, Knapp ED. Transilluminated Powered Phlebectomy Surgery for Varicose Veins: A Review of 339 Consecutive Patients. *Ann.Vasc Surg* 2009; 34, No.3: 303 - 309

Slide 61 of 115

EXPERIENCE w/ LMAT PRODUCTS

XenoSure Biologic Patch: How it Works





Slide 62 of 115

EXPERIENCE w/ LMAT PRODUCTS

AlboGraft Polyester Graft: How it Works

Slide 63 of 115

TRENDS IN VASCULAR SURGERY

Evidence-Based Medicine

How is the need for evidence-based medicine manifesting itself in your practice today

In product selection

In purchasing committee pushback

In reimbursement

Versus the medical environment of 3-years ago?

LMAT Viewpoint:

We have a 25-year clinical-validation history.

We hold ourselves to a gold standard in product development and manufacturing.

“LeMaitre under-priced competitors at Texas A&M College of

Medicine with identical outcomes.” —Dr. Ruth Bush

Slide 64 of 115

TRENDS IN VASCULAR SURGERY

Affordable Care Act (ACA)

Are you seeing more or less patients because of the ACA?

Has your ability to be reimbursed been affected by the ACA?

Can you speak about Accountable Care Organizations (ACOs) and your institution’s experience with them?

LMAT Viewpoint:

Our products are used in necessary procedures.

Patient demographics indicate that most of our patients were covered pre-ACA by either Medicare or private insurers.

Vascular disease primarily affects an older patient population. With an Slide 65 of 115 aging population, our total addressable patient population is growing.

TRENDS IN VASCULAR SURGERY

Minimally Invasive v. Open

What shift have you seen in your practice?

Where are peripheral procedures happening? Hospital versus office?

Is there enough evidence to support minimally invasive options FIRST, especially given cost?

Do you expect more or less open in the future? Has the pendulum swung too far in favor of endo?

LMAT Viewpoint:

We are always looking for opportunities to acquire and/or develop products that are relevant to both types of procedures.

Slide 66 of 115

R&D and REGULATORY

Outline

R&D Snapshot

Positioning

Growth Initiatives

Regulatory Update

Slide 67 of 115

R&D SNAPSHOT

Project Criteria and Type

CRITERIA TYPE

Vascular surgeon call point SKU Expansion

Disposable/implantable Next Gen Existing Products

Niche markets Develop New Products

Investment size

IP generation

Portfolio fit

Slide 68 of 115

R&D SNAPSHOT
Examples

R&D = CUSTOMIZED PROJECT FOCUS

- Existing products
- Snare retrieval
- Steerable catheters
- Specialty balloon catheters
- Dialysis catheter

- Stent graft
- Peripheral stent
- Carotid stent
- Atherectomy
- Vena cava filters

Slide 69 of 115

R&D SNAPSHOT
R&D Org Chart


Accessories & Extensions
4 Engineers
Next Generation
6 Engineers
Vice President R&D
De Novo
3 Engineers

Slide 70 of 115

R&D SNAPSHOT

Recent Launch: Next Gen

1.8mm Expandable 1.5mm Expandable

Valvulotome Valvulotome

Launched, 2002 Decreased size of valvulotome diameter

• Cutting range unchanged

• Launched, April 2013

Slide 71 of 115

R&D SNAPSHOT

Recent Launch: New Product

AlboGraft AlboSure

Factory purchased, 2007 First significant product development

Factory integrated, 2010 since acquisition

• Launched, June 2013

Slide 72 of 115

R&D SNAPSHOT

Recent Launch: New Product





MollRing Cutter & Vollmar Dissector

- Company acquired, 2007

MultiTASC

- First significant product development since acquisition
- Launched, March 2013

Slide 73 of 115

R&D SNAPSHOT

R&D Performance



R&D Sales as % of Total Sales
25%
20%
15%
10%
5%
0%
Pruitt F3
Hard Switch Benefit
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
2013 Q1

Slide 74 of 115

POSITIONING

Deep Vascular Surgery Roots

Surgeons' Co-op & OR Visits

SURGEONS' COOPERATIVE
1983 - 2006

Global Sales Force



Congresses

Business Development

$

Idea Sourcing

Slide 75 of 115

POSITIONING

Healthy Project Selection Options

R&D increases LMAT's share of individual pieces of the pie

14 PRODUCT LINES
Addressable Market $800mm


Biologic Patches
Embolectomy Catheters
RE Devices
ePTFE Vascular Grafts
Polyester Vascular Grafts
Carotid Shunts
Radiopaque Tape
Modeling Catheters
Valvulotomes
Powered Phlebectomy
Contrast Injectors
Vein Strippers
Occlusion Catheters
Anastomotic Clips

Slide 76 of 115

POSITIONING

Consistent Execution: 10-3-3 (Win-Loss-TBD)

LAUNCH	PRODUCT	DEVELOPMENT COST	CURRENT ANNUALIZED SALES	SCORE
2001	1.8mm Valvulotome	$250k - $500k	> $5mm	W
2002	Novasil Latex Free Embo Catheter	< $250k	$500k - $1mm	W
2003	Reddick Scoop Tip Cholangiogram Catheter	$250k - $500k	$1mm - $2mm	W
2004	Flexcel Carotid Shunt	< $250k	$250k - $500k	W
2004	InvisiGrip Vein Stripper	< $250k	$250k - $500k	W
2004	Distal Perfusion Catheter	< $250k	$250k - $500k	W
2004	5F *Plus* O-T-W Embo Catheter	< $250k	$500k - $1mm	W
2007	TT Delivery System	$1mm - $2mm	N/A	L
2007	Pruitt F3 Carotid Shunt	$250k - $500k	> $5mm	W
2008	TAA Top Stent	$500k - $1mm	N/A	L
2010	AnastoClip GC	$1mm - $2mm	$1mm - $2mm	W
2011	O-T-W Valvulotome	$500k - $1mm	$250k - $500k	TBD
2012	UnBalloon	$1mm - $2mm	< $250k	L
2013	MultiTASC	$1mm - $2mm	$500k - $1mm	TBD
2013	1.5mm Valvulotome	$250k - $500k	$500k - $1mm	W
2013	AlboSure	< $250k	< $250k	TBD

Slide 77 of 115

GROWTH INITIATIVES

Platform Technologies = R&D Opportunities

Collagen



Biologics



PTFE



Balloons



Nitinol



Extrusions/Moldings



Polyester



Slide 78 of 115

GROWTH INITIATIVES

More Engineers

14 R&D Engineer Count

12

10

8

6

4

2

0

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Slide 79 of 115

GROWTH INITIATIVES

Pipeline Features

SKU EXPANSION: Occlusion Catheter

Valvulotome

NEXT GEN: UnBalloon

AnastoClip

NEW PRODUCT: Valvulotome

Biologics Research

OTHER: Carotid Shunt Research

Slide 80 of 115

REGULATORY UPDATE
Current Approvals


Product
EU
Americas
US
Canada
Brazil
Asia-Pacific
Japan
Australia
China
Valvulotome: 1.8ELV / 1.5ELV
VascuTape Radiopaque Tape
Embolectomy and Occlusion Catheters
Carotid Shunts: Pruitt-Inahara / Pruitt F3
Reddick Cholangiogram Catheters
AnastoClip: VCS / GC
InvisiGrip Vein Stripper
LeverEdge Contrast Injector
EndoRE Devices: Moll / MultiTASC
AlboGraft Polyester Graft
The UnBalloon Modeling Catheter
XenoSure Biologic Vascular Patch
LifeSpan ePTFE Vascular Graft
AlboSure Polyester Vascular Patch
Trivex System*

Slide 81 of 115

*Regulatory approval for the Trivex system in China is expected to lapse in 2014

REGULATORY UPDATE
Pending Approvals


Product
EU
Americas
US
Canada
Brazil
Asia-Pacific
Japan
Australia
China
Valvulotome: 1.8ELV / 1.5ELV
VascuTape Radiopaque Tape
Embolectomy and Occlusion Catheters
Carotid Shunts: Pruitt-Inahara / Pruitt F3
Reddick Cholangiogram Catheters
AnastoClip: VCS / GC
InvisiGrip Vein Stripper
LeverEdge Contrast Injector
EndoRE Devices: Moll / MultiTASC
AlboGraft Polyester Graft
The UnBalloon Modeling Catheter
XenoSure Biologic Vascular Patch
LifeSpan ePTFE Vascular Graft
AlboSure Polyester Vascular Patch
Trivex System*
APPROVED
SUBMITTED

Slide 82 of 115

*Regulatory approval for the Trivex system in China is expected to lapse in 2014

REGULATORY UPDATE

Approval Frequency Is Increasing

30 # of Approvals/yr

25

20

15

10

5

0

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD

Slide 83 of 115

*Expected (YTD = 23)

ACQUISITIONS

Outline

Acquisitions Snapshot

Positioning

Growth Initiatives

Slide 84 of 115

ACQUISITIONS SNAPSHOT

Business Development Org Chart

President

Legal Business Development Business Development

Slide 85 of 115

ACQUISITIONS SNAPSHOT

Project Criteria and Success Metrics

CRITERIA SUCCESS METRICS

Vascular surgeon call point Sales CAGR

Disposable/implantable Integration cost

Niche markets Gross margin

~$3-10mm revenue target Accretion

Sales growth IRR

Reasonable valuation

Slide 86 of 115

ACQUISITIONS SNAPSHOT

LMAT Acquires Tuck Ins



Acquired Sales as a % of Total Sales
(in Year Acquired)
Deals Completed
(#)
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013*
1
1
1
1
1
1
4
1
1
2

Slide 87 of 115

*YTD 2013 mix applied to 2013 Management Guidance, November 12, 2013

ACQUISITIONS SNAPSHOT

LMAT = Value Buyers

Total Acquisition Spend: ~$40mm

YEAR	PRODUCT	SALES MULTIPLE
1998	VascuTape	0.3x
1999	Embolectomy Catheters	0.9x
2001	Carotid Shunt, Embo Catheters	1.1x
2003	Quick Stick Dialysis Graft	N/A
2004	AnastoClip	0.6x
2005	Stent Grafts	2.3x
2007	LeverEdge	1.8x
2007	EndoRE	1.7x
2007	AlboGraft	2.8x
2007	UnBalloon	N/A
2010	LifeSpan	2.3x
2012	XenoSure	1.0x
2013	Carotid Shunt, Embo Catheters	1.7x
2013	Trivex	1.1x*
	Average & Median	*1.4x*

Slide 88 of 115

*Excludes potential earn-outs

ACQUISITIONS SNAPSHOT

Acquired Sales Growth



Deals Completed (#)
Sales ($mm)
$0
$10
$20
$30
$40
$50
$60
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013*
1
1
1
1
1
1
4
1
1
2
Growth of Acquired Sales
Acquired Sales
Non-Acquired Sales

Slide 89 of 115

*YTD 2013 mix applied to 2013 Management Guidance, November 12, 2013

ACQUISITIONS SNAPSHOT

Recent Acquisition: Clinical Instruments

CLINICAL INSTRUMENTS

- Acquired July 5, 2013
- 2012 Sales: $0.6mm
- Paid $1.1mm cash (1.7x)
- Rationale: Market and SKU expansion opportunity
- Integration Status: Factory closure Q3 2014



Carotid Shunts & Embolectomy Catheters

Slide 90 of 115

ACQUISITIONS SNAPSHOT

Recent Acquisition: InaVein

INAVEIN

- Acquired August 28, 2013
- 2012 Sales: $2.3mm
- Paid $2.5mm cash (1.1x) plus potential earn-outs
- Rationale: New product line, US opportunity
- Integration Status:
  - Office closed Q3
  - Contract manufacturing ongoing
  - Chinese distribution term sheet signed



Trivex System

Slide 91 of 115

ACQUISITIONS SNAPSHOT

Scorecard: 7-3-4 (Win-Loss-TBD)

YEAR	PRODUCT	SALES CAGR*	SCORE
1998	VascuTape	15%	W
1999	Embolectomy Catheters	9%	W
2001	Carotid Shunt, Embo Catheters	10%	W
2003	Quick Stick Dialysis Graft	Closed	L
2004	AnastoClip	12%	W
2005	Stent Grafts	Divested	L
2007	LeverEdge	2%	W
2007	EndoRE	6%	W
2007	AlboGraft	-3%	TBD
2007	UnBalloon	N/A	L
2010	LifeSpan	-6%	TBD
2012	XenoSure	57%**	W
2013	Carotid Shunt, Embo Catheters	N/A	TBD
2013	Trivex	N/A	TBD

*Calculated from year of acquisition through 2013 (annualized from YTD 2013 mix)
**Calculated from sales pre-distribution by LMAT's sales force (2008)

Slide 92 of 115

POSITIONING

15 Years of Pipeline Development

Private Equity MD Innovation Succession Plan Carve Outs

Deal Sourcing

Slide 93 of 115

POSITIONING

LMAT Avoids Bidding Wars

Competitive Bidding Process Proprietary Deal Sourcing

Slide 94 of 115

POSITIONING

14 Acquisitions Integrated

Cross Selling

Surgeon Training

Manufacturing Integration ASP Increases

INTEGRATION

PROFICIENCIES

Distributor Regulatory Branding Next Terminations Gen Appr R&D vals

Slide 95 of 115

POSITIONING

14 Acquisitions Integrated

INTEGRATION PROFICIENCIES

Sales Force Education

Quality Improvement

Slide 96 of 115

GROWTH INITIATIVES

Market Opportunities


Vascular Plugs
Biological Patches
Modeling Catheters
Peripheral Coils
Stent Grafts
PTA & DE Balloons
BM & DE Stents
Endovenous Ablation
Thrombectomy Devices
Valvulotomes
Carotid Shunts
Embolectomy Catheters
Endarterectomy Devices
PTFE Grafts
Polyester Grafts
Anastomosis Devices
Vascular Glues/Sealants
Growth Rate
Market Size

Slide 97 of 115

GROWTH INITIATIVES

Acquisition Opportunities

	OPEN	ENDO
DIALYSIS ACCESS	Biological Grafts PTFE Grafts Anastomotic Devices	Dialysis Catheters Thrombectomy Devices PTA Balloons
VENOUS		Ablation Devices Filters DVT Devices
ARTERIAL	Valvulotomes Embolectomy Catheters HemaClips Shunts Grafts & Patches	Coils & Plugs Thrombectomy Devices PTA & Atherectomy
TOOLS/ACCESSORIES	Sealants Hemostatic Agents	Snares Contrast Injectors Guide Wires

Slide 98 of 115

FINANCIALS

Outline

Financial Snapshot

Positioning

Growth Initiatives

Slide 99 of 115

FINANCIAL SNAPSHOT

Sales 10-yr CAGR = 12%

$70

$60 1

.

63

$50 $

mm) $40

$

(

$30

$20

$10

$0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013*

Net Sales (Ex Stent Graft) Stent Graft Sales

Slide 100 of 115 *Management Guidance, November 12, 2013

FINANCIAL SNAPSHOT

Gross Margin >70%

74%

72%

70% 1%

.

Margin 68% 71

66%

Gross 64%

62%

60%

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD

GM IMPACT SHORT TERM MEDIUM TERM

XenoSure Integration

Clinical Instruments Integration

Trivex Integration

Product Mix Shift

Geographic Mix Shift

Slide 101 of 115

FINANCIAL SNAPSHOT

2009 Bottom Line Turnaround

Operating Expense Discipline Bottom Line Turnaround

$60 $6

ACA tax

$50 $4 . 6

4

Grafts IPO October 2006 $

Stent $40 Income $2

6

Ex 36 .

$30 $0

Sales $ Operating

.

v $20 -$2

Ex

Op

$10 -$4

$0 -$6

2003 2005 2007 2009 2011 2004 2006 2008 2010 2012

*Management Guidance, November 12, 2013

Slide 102 of 115 Charts in millions

FINANCIAL SNAPSHOT

Returning Shareholder Value

$1.3

$1.0

$0.8

mm) Share Repurchase

$

(

$0.5

$0.3

Dividend

$0.0

2007 2008 2009 2010 2011 2012 2013

Slide 103 of 115

FINANCIAL SNAPSHOT

Stock Technicals

Average Daily $

$400

$350 Trading Volume

$300

$250

k)

$

( $200

$150

$100

$50

$0

Slide 104 of 115 *Average calculated quarter-to-date

FINANCIAL SNAPSHOT

Stock Technicals

HOUSATONIC DISTRIBUTION
(1.4mm LMAT shares to Limited Partners)

LMAT Ownership Profile



50%
40%
30%
20%
10%
0%
2007
2008
2009
2010
2011
2012
2013
Insider Owners
Institutional Owners

Institutional Ownership is based on most recent 13Fs and 13Gs
Insider beneficial ownership as of April 1, 2013 as reported in 2013 proxy (excluding options)

Slide 105 of 115

POSITIONING

LMAT's Distributor Buyout Model



Minimal Investment
Significant Investment
SWITZERLAND
• Existing Sales
• No Office Necessary
• 2 Reps
• Immediate Profitability
CANADA
• Existing Sales
• Office
• 4 Reps
• Good Margins
• Profitability in Short-Term
JAPAN
• Existing Sales
• Office
• 8 Reps
• Regulatory Hurdles
• Asian Presence
• Profitability in Long-Term

Slide 106 of 115

POSITIONING

R&D Investment Ramp

$7.0 Total R&D

$6.0 8.2%

$5.0

$4.0 Regulatory, Royalties, Process

mm)

$ $3.0

(

$2.0

Product Development

$1.0

$0.0

2006 2007 2008 2009 2010 2011 2012 2013*

Slide 107 of 115 *YTD 2013 mix applied to 2013 Management Guidance, November 12, 2013

POSITIONING

LMAT’s R&D Investment

SALES

PRODUCT $4.5mm

DEVELOPMENT

$3.0mm

GROSS PROFIT

$3.2mm

Slide 108 of 115

POSITIONING

LMAT’s Sales Force Model

SALES REP INCREMENTAL

CARRYING COST GROSS PROFIT

$160k $80k

Reps pay for themselves

in 2 years

Slide 109 of 115

POSITIONING

Profitability Leverage

Sales 100%

Gross Profit 70% OPERATING LEVERAGE

S&M 34% over time

G&A 21%

R&D 8%

Operating Income 7%

Slide 110 of 115

GROWTH INITIATIVES

Access to Debt & Equity

TUCK IN LARGER DEAL

Cash Cash + Debt

or

Cash + Debt + Equity

CASE STUDY:

Target w/ $8mm in Revenue = $20mm Purchase Price

~ $7mm Cash + $13mm Debt

Slide 111 of 115

GROWTH INITIATIVES

Guidance*

2013 FY Sales = $63.1mm (+11% growth)

2013 FY Operating Income = $4.6mm (7% margin)

Slide 112 of 115 *Management Guidance, November 12, 2013

GAAP TO NON-GAAP

Financial Measures Reconciliation

Reconciliation between GAAP and Non-GAAP Net Sales, Ex Stent Grafts*	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013**
Net Sales	$ 20,664	$ 26,183	$ 30,727	$ 34,628	$ 41,446	$ 48,720	$ 50,908	$ 56,060	$ 57,685	$ 56,735	$ 63,100
Stent Graft Sales (TAArget, UniFit, & ELGX distribution)	88	29	1,651	3,049	6,031	7,991	7,128	6,778	3,959	-	-
Sales Ex-Stent Grafts	$ 20,576	$ 26,154	$ 29,076	$ 31,579	$ 35,415	$ 40,729	$ 43,780	$ 49,282	$ 53,726	$ 56,735	$ 63,100

Reconciliation between GAAP and Non-GAAP sales growth*:	Q4-2011	Q1-2012	Q2-2012	Q3-2012	Q4-2012	Q1-2013	Q2-2013	Q3-2013
Net sales as reported for the quarter ending:	$ 13,411	$ 13,928	$ 14,361	$ 13,645	$ 14,801	$ 15,382	$ 15,951	$ 15,300
Impact of currency exchange rate fluctuations	(15)	146	470	481	215	62	70	(73)
Net impact of acquisitions and distributed sales exluding currency	(260)	-	-	-	-	-	-	(288)
Adjusted net sales	$ 13,136	$ 14,074	$ 14,831	$ 14,126	$ 15,016	$ 15,444	$ 16,021	$ 14,939
Net Sales as reported for the prior year	$ 14,431	$ 14,598	$ 15,112	$ 14,564	$ 13,411	$ 13,928	$ 14,361	$ 13,645
Net impact of discontinued products sales excluding currency	(1,904)	(1,584)	(1,342)	(1,109)	(31)	-	-	-
Adjusted net sales	$ 12,527	$ 13,014	$ 13,770	$ 13,455	$ 13,380	$ 13,928	$ 14,361	$ 13,645
Adjusted net sales increase in $	$ 609	$ 1,060	$ 1,061	$ 671	$ 1,636	$ 1,516	$ 1,660	$ 1,294
Adjusted net sales increase in %	5%	8%	8%	5%	12%	11%	12%	9%

Reconciliation between GAAP and Non-GAAP sales growth for Annual Guidance*:			
For the year ending December 31, 2013			
Net sales per guidance	$ 63,100		
Net impact of acquisitions and distributed sales excluding currency	(880)		
Impact of currency exchange rate fluctuations	(10)		
Adjusted net sales		$ 62,210	
For the year ending December 31, 2012			
Net sales as reported		$ 56,735	
Adjusted net sales increase for the year ending December 31, 2013		$ 5,475	10%

*Amounts are in thousands and are unaudited

**Management Guidance, November 12, 2013

Slide 113 of 115

GAAP TO NON-GAAP

Financial Measures Reconciliation

Reconciliation between GAAP and Non-GAAP European sales growth*:	Q1-2010	Q2-2010	Q3-2010	Q4-2010	Q1-2011	Q2-2011	Q3-2011	Q4-2011	Q1-2012	Q2-2012	Q3-2012	Q4-2012	Q1-2013	Q2-2013
Net sales as reported for the quarter ending:	$ 5,337	$ 4,798	$ 4,283	$ 5,132	$ 5,096	$ 5,093	$ 4,388	$ 3,772	$ 3,838	$ 3,964	$ 3,672	$ 4,216	$ 4,556	$ 4,962
Impact of currency exchange rate fluctuations	(292)	363	449	(156)	28	(600)	(375)	28	168	483	473	178	(32)	(73)
Net impact of acquisitions and distributed sales exluding currency	-	-	-	462	(311)	(246)	(237)	(205)	-	-	-	-	-	-
Adjusted net sales	$ 5,045	$ 5,161	$ 4,732	$ 5,438	$ 4,813	$ 4,247	$ 3,776	$ 3,595	$ 4,006	$ 4,447	$ 4,145	$ 4,394	$ 4,524	$ 4,889
Net Sales as reported for the prior year quarter	$ 4,345	$ 4,996	$ 5,137	$ 5,419	$ 5,337	$ 4,798	$ 4,283	$ 5,132	$ 5,096	$ 5,093	$ 4,388	$ 3,772	$ 3,838	$ 3,964
Net impact of discontinued products sales excluding currency	-	(21)	(46)	(51)	(41)	(66)	(381)	(1,778)	(1,553)	(1,282)	(704)	(32)	-	-
Adjusted net sales	$ 4,345	$ 4,975	$ 5,091	$ 5,368	$ 5,296	$ 4,732	$ 3,902	$ 3,354	$ 3,543	$ 3,811	$ 3,684	$ 3,740	$ 3,838	$ 3,964
Adjusted net sales increase in $	$ 700	$ 186	$ (359)	$ 70	$ (483)	$ (485)	$ (126)	$ 241	$ 463	$ 636	$ 461	$ 654	$ 686	$ 925
Adjusted net sales increase in %	16%	4%	-7%	1%	-9%	-10%	-3%	7%	13%	17%	13%	17%	18%	23%

Reconciliation between GAAP and Non-GAAP Japan sales growth*:	Q4-2011	Q1-2012	Q2-2012	Q3-2012	Q4-2012	Q1-2013	Q2-2013	Q3-2013
Net sales as reported for the quarter ending:	$ 665	$ 616	$ 722	$ 694	$ 742	$ 578	$ 627	$ 623
Impact of currency exchange rate fluctuations	(42)	(22)	(13)	8	37	93	143	161
Net impact of acquisitions and distributed sales exluding currency	(43)	-	-	-	-	-	-	-
Adjusted net sales	$ 580	$ 594	$ 709	$ 702	$ 779	$ 671	$ 770	$ 784
Net Sales as reported for the prior year quarter	$ 531	$ 498	$ 605	$ 607	$ 665	$ 616	$ 722	$ 694
Net impact of discontinued products sales excluding currency	-	-	-	-	-	-	-	-
Adjusted net sales	$ 531	$ 498	$ 605	$ 607	$ 665	$ 616	$ 722	$ 694
Adjusted net sales increase in $	$ 49	$ 96	$ 104	$ 95	$ 114	$ 55	$ 48	$ 90
Adjusted net sales increase in %	9%	19%	17%	16%	17%	9%	7%	13%

Reconciliation between GAAP and Non-GAAP EBITDA*:	2013
Net income as reported, for the nine months ending September 30	$ 2,456
Interest	14
Taxes	714
Depreciation and amortization	$ 1,974
EBITDA, for the nine months ending September 30	$ 5,158

*Amounts are in thousands and are unaudited

Slide 114 of 115

Lemaitre vascular

Your Peripheral Vision